UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 2005


                                Voice Diary Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         000-50029                                       73-1629948
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  (Commission File Number)                 (IRS Employer Identification Number)

             200 Robbins Lane, P.O. Box 30, Jericho, New York 11753
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                    (Address of Principal Executive Offices)

                                 (516) 939-0400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

      Due to human error, Voice Diary's annual report on Form 10-KSB that was filed on April 15, 2005, was filed prematurely, as the Form 10-KSB (including the financial statements therein) has not yet been approved by the company's audit committee, and the company's auditors have not yet issued their auditors' report on the financial statements for the year ended December 31, 2004. The company will obtain the necessary approvals and file an amended Form 10-KSB. The Form 10-KSB filed on April 15, 2005, should be disregarded, and the company should be considered as not having timely filed an annual report on Form 10-KSB.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VOICE DIARY INC.

Dated: April 18, 2005                By:  /s/ Arie Hinkis
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                                          Arie Hinkis, President